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                                                                   EXHIBIT 10.25

                           LOAN AND SECURITY AGREEMENT

                                 by and between

                               SILICON VALLEY BANK
                         4430 Arapahoe Avenue, Suite 225
                                Boulder, CO 80303
                                Attn: Andy Enroth
                               Fax: (303) 938-0486

                                       and

                              ARRAY BIOPHARMA INC.
                          1885 33rd Street, Bldg. AC-1
                                Boulder, CO 80301
                              Attn: Mike Carruthers
                                 (303) 381-6652

                         TOTAL CREDIT AMOUNT: $4,000,000

Date: May 17, 2000
Repayment Period: 36 months
Treasury Note Maturity: n/a
Final Payment Percentage: n/a              Loan Margin:  n/a
Minimum Funding Amount: $50,000            Loan Fee:  $20,000
Maximum Number of Loans: 6
Commitment Termination Date: May 17, 2001

         The terms and information set forth on this cover page are a part of the attached Loan and Security Agreement, dated as of the date first written above (this "Agreement"), entered into by and between Silicon Valley Bank ("Bank") and the borrower ("Borrower") set forth above. The terms and conditions of this Agreement agreed to between Bank and Borrower are as follows:


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         THIS LOAN AND SECURITY AGREEMENT (this "Agreement") dated May 17, 2000, between SILICON VALLEY BANK ("Bank") and ARRAY BIOPHARMA INC. ("Borrower"), provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1. ACCOUNTING AND OTHER TERMS

         Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation" in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2. LOAN AND TERMS OF PAYMENT

2.1 CREDIT EXTENSIONS. Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1 EQUIPMENT FACILITY.

         (a) Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time prior to the Commitment Termination Date, equipment advances (each an "Equipment Advance" and collectively the "Equipment Advances") in an aggregate amount not to exceed the Committed Equipment Line. When repaid, the Equipment Advances may not be re-borrowed. The proceeds of the Equipment Advances will be used solely to reimburse Borrower for the purchase of Eligible Equipment purchased within 120 days of the Equipment Advance. Each Equipment Advance shall be considered a promissory note evidencing the amounts due hereunder for all purposes. Bank's obligation to lend hereunder shall terminate on the earlier of (i) the occurrence and continuance of an Event of Default, or (ii) the Commitment Termination Date. For purposes of this Section, the minimum amount of each Equipment Advance is $50,000 and the maximum number of Equipment Advances that will be made is 6. The aggregate amount of the Equipment Advances lent by Bank to Borrower in any given calendar quarter shall not exceed $2,000,000.

         (b) To obtain an Equipment Advance, Borrower will deliver to Bank a completed supplement in substantially the form attached as Exhibit D ("Loan Supplement"), copies of invoices for the Financed Equipment, together with a UCC Financing Statement covering the Equipment described on the Loan Supplement, and such additional information as Bank may request at least five (5) Business Days before the proposed funding date (the "Funding Date"). If Borrower satisfies the conditions of each Equipment Advance specified herein, Bank will disburse such Equipment Advance by internal transfer to Borrower's deposit account with Bank. Each Equipment Advance may not exceed 100% of the Original Stated Cost and the Soft Costs (as defined below) of Eligible Equipment, provided that in no event may more than thirty percent (30%) of any Equipment Advance be for leasehold improvements and Soft Costs. As used herein, "Soft Costs" means software licenses, invoiced taxes, shipping, warranty charges, freight discounts and installation expenses incurred by Borrower as a direct result of the purchase of Eligible Equipment that comply with all of Borrower's representations and warranties to Bank and which are acceptable to Bank in all respects.

         (c) Bank's obligation to lend the undisbursed portion of the Committed Equipment Line will terminate if, in Bank's sole discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospects of Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.

2.2 INTEREST RATE, PAYMENTS.

2.2.1 EQUIPMENT LINE.

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         (a) Principal and Interest Payments On Payment Dates. Borrower will repay the Equipment Advances on the terms provided in the Loan Supplement. Borrower will make monthly payments for each Equipment Advance (collectively, "Scheduled Payments"), on the first Business Day of each calendar month, beginning with the month following the Funding Date with respect to such Equipment Advance and continuing thereafter during the Repayment Period on the first Business Day of each calendar month (each a "Payment Date"), in thirty-six
(36) equal monthly payments of principal, plus all accrued interest. All unpaid principal and accrued interest is due and payable in full on the last Payment Date with respect to such Equipment Advance. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. An Equipment Advance may only be prepaid in accordance with Sections 2.2.1(c) and (d).

         (b) Interest Rate. Borrower will pay interest on the outstanding principal balance on the Payment Dates (as described above) at the per annum rate of interest equal to the Prime Rate plus one and one quarter percent (1.25%), provided that from and after such times as Borrower achieves EBITDA of at least One Dollar ($1.00) for two consecutive quarters, Borrower will pay interest on the outstanding principal balance on the Payment Dates at the per annum rate of interest equal to the Prime Rate plus one half percent (0.50%). After an Event of Default, Obligations accrue interest at five (5) percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed. If any change in the law increases Bank's expenses or decreases its return from the Equipment Advances, Borrower will pay Bank upon request the amount of such increase or decrease.

         (c) Prepayment Upon an Event of Loss. If any Financed Equipment is subject to an Event of Loss and Borrower is required to or elects to prepay the Equipment Advance with respect to such Financed Equipment pursuant to Section 6.8, then such Equipment Advance shall be prepaid to the extent and in the manner provided in such section.

         (d) Permitted Prepayment of Loans. Borrower shall have the option to prepay all, but not less than all, of the Equipment Advances advanced by Bank under this Agreement, provided Borrower (i) provides written notice to Bank of its election to prepay the Equipment Advances at least thirty (30) days prior to such prepayment, and (ii) pays, on the date of the prepayment, in addition to all other amounts due under this Agreement, a premium equal to the Make-Whole Premium.

         (e) Mandatory Prepayment Upon an Acceleration. If the Equipment Advances are accelerated following the occurrence of an Event of Default, Borrower will immediately pay to Bank all outstanding Obligations as well as a premium equal to the Make-Whole Premium.

2.2.2 REQUEST TO DEBIT ACCOUNTS.

         Bank may debit any of Borrower's deposit accounts including Account Number 3300128506 for principal and interest payments or any amounts Borrower owes Bank when due. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off.

2.3 FEES. Borrower will pay to Bank:

         (a) Facility Fee. A fully earned, non-refundable facility fee of $20,000 due on the Closing Date; and

         (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses not exceeding $3,500 for documentation and negotiation of this Agreement, provided that any such fees and expenses in excess of $3,500 will be shared equally between Bank and Borrower) incurred through and after the Closing Date when due.

3. CONDITIONS OF LOANS

3.1 CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION. Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires including without limitation this Agreement, a UCC-1 financing statement, and a warrant to purchase stock.


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3.2 CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

         (a) timely receipt of any Payment/Advance Form; and

         (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain true.

4. CREATION OF SECURITY INTEREST

4.1 GRANT OF SECURITY INTEREST. Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. After the occurrence of an Event of Default, Bank may place a "hold" on any deposit account pledged as Collateral. If the Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5. REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants as follows:

5.1 DUE ORGANIZATION AND AUTHORIZATION. Borrower and each Subsidiary, if any, is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified.

         The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

5.2 COLLATERAL. Borrower has good title to the Collateral, free of Liens except Permitted Liens. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. All Inventory is in all material respects of good and marketable quality, free from material defects.

5.3 LITIGATION. Except as shown in the Schedule, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary, if any, in which an adverse decision could cause a Material Adverse Change.

5.4 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements for Borrower and any Subsidiary, if any, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5 SOLVENCY. The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6 REGULATORY COMPLIANCE. Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any


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laws, ordinances or rules, the violation of which could cause a Material Adverse
Change. None of Borrower's or any Subsidiary's, if any, properties or assets has been used by Borrower or any Subsidiary, if any, or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary, if any, has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes. Borrower and each Subsidiary, if any, has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

5.7 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8 FULL DISCLOSURE. No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

6. AFFIRMATIVE COVENANTS

         Borrower will do all of the following:

6.1 GOVERNMENT COMPLIANCE. Borrower will maintain its and all Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary, if any, comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

6.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

         (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but no later than 90 days after the end of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iii) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary, if any, that could result in damages or costs to Borrower or any Subsidiary, if any, of $100,000 or more; and (v) budgets, sales projections, operating plans or other financial information Bank requests.

         (b) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit C.

6.3 INVENTORY; RETURNS. Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at the Closing Date. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims that involve more than $50,000.

6.4 TAXES. Borrower will make, and cause each Subsidiary, if any, to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5 INSURANCE. Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank requests. Insurance policies will be in a form, with companies, and in amounts that are reasonably satisfactory to Bank. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee


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and all liability policies will show the Bank as an additional insured and all policies will provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Subject to Section 6.8
(a) below, so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy to the replacement or repair of destroyed or damaged property; provided that, after the occurrence and during the continuance of an Event of Default, all proceeds payable under any such casualty policy shall, at the option of Bank, be payable to Bank on account of the Obligations.

6.6 PRIMARY ACCOUNTS. Borrower will maintain its primary depository and operating accounts with Bank.

6.7 FINANCIAL COVENANTS.

         Borrower will maintain as of the last day of each month, unless otherwise noted:

                  (a) QUICK RATIO ADJUSTED. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue of at least 1.50 to 1.0. As used herein, "Deferred Revenue" means customer deposits received in advance of performance under customer contracts and not yet recognized as revenue.

                  (b) REVENUE. As of the last day of each calendar quarter, Borrower will show revenue, measured on a backward rolling four quarter basis (but looking back no further than the quarter ending June 30, 2000) of at least eighty-five percent (85%) of the revenue projected by Borrower for such quarters in its plan, as disclosed to the Bank prior to the Closing Date and attached hereto as Exhibit E (the "Plan"), provided that any revenue in a given quarter in excess of one hundred twenty percent (120%) of the amount projected in the Plan for such quarter will be disregarded in calculating this covenant.

                  Borrower shall deliver to Bank, as of June 30 of each calendar year, revenue projections for the following fiscal year which projections have been approved by Borrower's Board of Directors.

                  (c) LIQUIDITY COVERAGE; DEBT SERVICE COVERAGE. A ratio of (i) unrestricted cash (and equivalents) plus net billed accounts receivable satisfactory to Bank to (ii) the aggregate amount of the outstanding Equipment Advances which is at least (A) 1.25 to 1.0 before the Equity Event and (B) 1.75 to 1.0 after the Equity Event. Notwithstanding the foregoing, after Borrower has maintained a ratio of earnings after tax plus depreciation and amortization for the previous quarter on an annualized basis to current maturities of long term debt and capitalized leases annualized ("Debt Service Coverage") of at least 2.0 to 1.0, for two consecutive quarters, Borrower thereafter shall maintain such Debt Service Coverage of at least 2.00 to 1.00 as of the last day of each quarter in lieu of the liquidity covenant. As used herein, "Equity Event" means the receipt by Borrower after the Closing Date of cash proceeds from the sale or issuance of its equity securities in an amount of not less than $5,000,000.

6.8 LOSS, DESTRUCTION, OR DAMAGE. Borrower will bear the risk of the Financed Equipment being lost, stolen, destroyed, or damaged. If during the term of this Agreement any item of Financed Equipment is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason for a period equal to at least the remainder of the term of this Agreement (an "Event of Loss"), then in each case, Borrower:

         (a) prior to the occurrence of an Event of Default, at Borrower's option, will (i) pay to Bank on account of the Obligations all accrued interest to the date of the prepayment, plus all outstanding principal; or (ii) repair or replace any Financed Equipment subject to an Event of Loss provided the repaired or replaced Financed Equipment is of equal or like value to the Financed Equipment subject to an Event of Loss and provided further that Bank has a first priority perfected security interest in such repaired or replaced Financed Equipment.

         (b) during the continuance of an Event of Default, on or before the Payment Date after such Event of Loss for each such item of Financed Equipment subject to such Event of Loss, Borrower will, at Bank's option, pay to Bank an amount equal to all outstanding principal and accrued interest (with respect to such Equipment Advance related to the Event of Loss).


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         (c) On the date of receipt by Bank of the amount specified above with respect to each such item of Financed Equipment subject to an Event of Loss, this Agreement shall terminate as to such Financed Equipment. If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this Section, Bank shall promptly remit to Borrower the amount in excess of the amount owed to Bank.

6.9 FURTHER ASSURANCES. Borrower will execute any further instruments and take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7. NEGATIVE COVENANTS

         Borrower will not do any of the following without the Bank's written consent, which will not be unreasonably withheld:

7.1 EXTRAORDINARY TRANSACTIONS AND DISPOSAL OF ASSETS. Enter into any transaction for the sale, lease, license or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of Borrower's assets outside of the ordinary course of Borrower's business.

7.2 RESTRUCTURE. Change Borrower's name; cause, permit, or suffer any material change in Borrower's ownership (provided that raising additional equity in a financing round or the sale of shares by any venture investor other than Boulder Ventures or an affiliate thereof shall not be prohibited by this clause); or suspend operation of Borrower's business.

7.3 CHIEF EXECUTIVE OFFICE; LOCATION OF COLLATERAL. During the continuance of this Agreement, change the chief executive office or principal place of business or remove or cause to be removed, except in the ordinary course of Borrower's business, the Collateral or the records concerning the Collateral from the premises listed on the first page of this Agreement or add any new offices or business locations without thirty (30) days prior written notice to Bank.

7.4 ENCUMBRANCE. Create, incur, or allow any Lien on any of the Collateral, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to Bank's first priority security interest in the Collateral. Sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of its intellectual property, except for licenses granted in the ordinary course of business.

7.5 COMPLIANCE. Undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8. EVENTS OF DEFAULT

         Any one of the following is an Event of Default:

8.1 PAYMENT DEFAULT. Borrower fails to pay any of the Obligations within 3 days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.2 COVENANT DEFAULT. Borrower does not perform any obligation in Section 6 or violates any covenant in Article 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts in the 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional time, (of not more than 30 days) to attempt to cure the


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default. During the additional period the failure to cure the default is not an
Event of Default (but no Credit Extensions will be made during the cure period);

8.3 MATERIAL ADVERSE CHANGE. (i) A material impairment in the perfection or priority of the Bank's security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance occurs; (ii) a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower occurs; or (iii) a material impairment of the prospect of repayment of any portion of the Obligations occurs;

8.4 ATTACHMENT. (i) Any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days; (ii) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iii) a judgment or other claim becomes a Lien on a material portion of Borrower's assets; or (iv) a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5 INSOLVENCY. (i) Borrower becomes insolvent; (ii) Borrower begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Fifty Thousand Dollars ($50,000) or that could have a Material Adverse Effect;

8.7 MISREPRESENTATIONS. If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any communication delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

8.8 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment).

9. BANK'S RIGHTS AND REMEDIES

9.1 RIGHTS AND REMEDIES. When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

         (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

         (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

         (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

         (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;


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         (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

         (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

         (g) Dispose of the Collateral according to the Code.

9.2 POWER OF ATTORNEY. When an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3 ACCOUNTS COLLECTION. When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4 BANK EXPENSES. If Borrower fails to pay any amount or furnish any required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5 BANK'S LIABILITY FOR COLLATERAL. If Bank complies with reasonable banking practices, it is not liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. If Bank complies with reasonable banking practices, Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7 DEMAND WAIVER. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by Bank on which Borrower is liable.

10. NOTICES

         All notices or demands by any party to this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed at the beginning of this Agreement. A Party may change its notice address by giving the other Party written notice.

11. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

         California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12. GENERAL PROVISIONS

12.1 SUCCESSORS AND ASSIGNS. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement.

12.2 INDEMNIFICATION. Borrower will indemnify, defend and hold harmless Bank and its officers, employees and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys' fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3 TIME OF ESSENCE. Time is of the essence for the performance of all Obligations in this Agreement.

12.4 SEVERABILITY OF PROVISION. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5 AMENDMENTS IN WRITING, INTEGRATION. All amendments to this Agreement must be in writing signed by both Bank and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersedes prior or contemporaneous negotiations or agreements. All prior or contemporaneous agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.

12.7 SURVIVAL. All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8 CONFIDENTIALITY. In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Bank's subsidiaries or affiliates in connection with their present or prospective business relations with Borrower; (ii) to prospective transferees or purchasers of any interest in the Loans; (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit; and (v) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either:
(a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9 ATTORNEYS' FEES, COSTS AND EXPENSES. In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled, whether or not a lawsuit is filed.

13. DEFINITIONS

13.1 DEFINITIONS.

         "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

         "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

         "BANK EXPENSES" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

         "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

         "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

         "CLOSING DATE" is the date of this Agreement.

         "CODE" is the California Uniform Commercial Code.

         "COLLATERAL" is the property described on Exhibit A.

         "COMMITTED EQUIPMENT LINE" is a Credit Extension of up to $4,000,000.

         "COMMITMENT TERMINATION DATE" is May 17, 2001.

         "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

         "CREDIT EXTENSION" is each Equipment Advance or any other extension of credit by Bank for Borrower's benefit.

         "CURRENT LIABILITIES" means the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

         "EBITDA" means, for any period of determination, the net income (or net loss, expressed as a negative number) of Borrower for such period, plus each of the following items, without duplication: (i) all federal and state income taxes (but not ad valorem property taxes, sales taxes or taxes in the nature of an excise tax) paid by Borrower with respect to such period, and (ii) all depreciation, amortization, or interest on any Indebtedness paid or accrued during such period and actually deducted on the books of the Borrower for the purposes of computation of such net income (or net loss) for the period involved.

         "ELIGIBLE EQUIPMENT" is general purpose computer equipment, office equipment, test and laboratory equipment, leasehold improvements, and furnishings, all of which must comply with all of Borrower's representations and warranties to Bank and be acceptable to Bank in all respects. All Equipment financed with the proceeds of Equipment Advances shall be new, provided that Bank, in its sole discretion, may finance used equipment upon request by Borrower.

         "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

         "EQUIPMENT ADVANCE" is defined in Section 2.1.1.

         "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

         "FINANCED EQUIPMENT" is defined in the Loan Supplement.

         "FUNDING DATE" is any date on which an Equipment Advance is made to or on account of Borrower.

         "GAAP" is generally accepted accounting principles.

         "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

         "INSOLVENCY PROCEEDING" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

         "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

         "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

         "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

         "LOAN AMOUNT" is the aggregate amount of the Equipment Advance.

         "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

         "LOAN SUPPLEMENT" is attached as Exhibit D.

         "MAKE-WHOLE PREMIUM" is an amount equal to (i) 2% of the outstanding Equipment Advances if the prepayment is made on or before the first anniversary of the date hereof, or (ii) 1% of the outstanding Equipment Advances if the prepayment is made after the first anniversary of the date hereof but on or before the second anniversary of the date hereof, or (iii) zero (0) if the prepayment is made after the second anniversary of the date hereof.

         "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

         "MATURITY DATE" is, with respect to each Equipment Advance, the last day of the Repayment Period for such Equipment Advance, or if earlier, the date of acceleration of such Equipment Advance by Bank following an Event of Default.

         "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

         "ORIGINAL STATED COST" is (i), the original cost to the Borrower of the item of new Equipment net of any and all freight, installation, tax or (ii) the fair market value assigned to such item of used Equipment by mutual agreement of Borrower and Bank at the time of making of the Equipment Advance.

         "PERMITTED INDEBTEDNESS" is:

         (a) Borrower's indebtedness to Bank under this Agreement or the Loan Documents;

         (b) Indebtedness existing on the Closing Date and shown on the Schedule;

         (c) Subordinated Debt;

         (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

         (e) Indebtedness secured by Permitted Liens.

         "PERMITTED INVESTMENTS" are:

         (a) Investments shown on the Schedule and existing on the Closing Date; and

         (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

         "PERMITTED LIENS" are:

         (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

         (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

         (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

         (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest; and

         (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

         "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

         "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

         "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of less than 12 months determined according to GAAP.

         "REPAYMENT PERIOD" as to the Equipment Advances, is 36 months.

         "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

         "SCHEDULE" is any attached schedule of exceptions.

         "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

         "SUBSIDIARY" is for any Person, joint venture, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

         "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

BORROWER:

ARRAY BIOPHARMA INC.


By: /s/ R. M. CARRUTHERS
   ---------------------

Title: CFO
      ------------------


SILICON VALLEY BANK


By: /s/
   ---------------------

Title: VP
      ------------------

                                    EXHIBIT A

         The Collateral consists of all of Borrower's right, title and interest in and to the following:

         All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

         All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

         All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

         All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

         All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing; and

         All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

         Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyrights, copyright applications, copyright registration and like protection in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, trademarks, servicemarks and applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized by such trademarks, any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damage by way of any past, present and future infringement of any of the foregoing (collectively, the "Intellectual Property"), except that the Collateral shall include the proceeds of all the Intellectual Property that are accounts, (i.e. accounts receivable) of Borrower, or general intangibles consisting of rights to payment, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in such accounts and general intangibles of Borrower that are proceeds of the Intellectual Property, then the Collateral shall automatically, and effective as of the Closing Date, include the Intellectual Property to the extent necessary to permit perfection of Bank's security interest in such accounts and general intangibles of Borrower that are proceeds of the Intellectual Property.

                                    EXHIBIT B

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO: CENTRAL CLIENT DIVISION                                       DATE:
                                                                        --------

FAX #: (408) 496-2426                                             TIME:
                                                                        --------

--------------------------------------------------------------------------------

FROM: Array BioPharma Inc.
      --------------------------------------------------------------------------
                             CLIENT NAME (BORROWER)

REQUESTED BY:
              ------------------------------------------------------------------
                            AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                      ----------------------------------------------------------

PHONE NUMBER:
              ------------------------------------------------------------------

FROM ACCOUNT #                            TO ACCOUNT #
               -------------------------               -------------------------

REQUESTED TRANSACTION TYPE        REQUEST DOLLAR AMOUNT
--------------------------        ---------------------
                                  $
                                   ---------------------------------------------
PRINCIPAL INCREASE (ADVANCE)      $
                                   ---------------------------------------------
PRINCIPAL PAYMENT (ONLY)          $
                                   ---------------------------------------------
INTEREST PAYMENT (ONLY)           $
                                   ---------------------------------------------
PRINCIPAL AND INTEREST (PAYMENT)  $
                                   ---------------------------------------------

OTHER INSTRUCTIONS:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

         All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for an Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BANK USE ONLY

TELEPHONE REQUEST:
------------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


-------------------------------------------------  -----------------------------
              Authorized Requester                            Phone #


-------------------------------------------------  -----------------------------
               Received By (Bank)                             Phone #


                      ------------------------------------
                           Authorized Signature (Bank)

--------------------------------------------------------------------------------

                                    EXHIBIT C

                             COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK

FROM:    ARRAY BIOPHARMA INC.

         The undersigned authorized officer of Array BioPharma Inc. certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                 REQUIRED                                          COMPLIES
Monthly financial statements       Monthly within 30 days                          Yes        No
Annual (CPA Audited)               FYE within 90 days                              Yes        No
10-Q, 10K and 8-K                  Within 5 days after filing with SEC             Yes        No

FINANCIAL COVENANT                 REQUIRED                             ACTUAL       COMPLIES
Maintain on a Monthly Basis:
     Minimum Adjusted Quick Ratio  1.5:1.0                              _____:1.0  Yes        No
     Minimum Debt Service*         2.0:1.0                              _____:1.0  Yes        No
     Liquidity                     **
Quarterly Revenue                  85% of Plan***                       $________  Yes        No

*Debt Service Coverage replaces Liquidity after 2 consecutive quarters of DSC>.00:1.00

**1.25 before $5MM new equity. 1.75 thereafter.

***As of the last day of each quarter, Borrower will show revenue, measured on a backward rolling four quarter basis (but looking back no further than the quarter ending June 30, 2000) of at least eighty-five percent (85%) of the revenue projected by Borrower for such quarters in its plan, as disclosed to the Bank prior to the Closing Date and attached hereto as Exhibit E (the "Plan"), provided that any revenue in a given quarter in excess of one hundred twenty percent (120%) of the amount projected in the Plan for such quarter will be disregarded in calculating this covenant.

COMMENTS REGARDING EXCEPTIONS: See Attached.

Sincerely,


--------------------------------------------
SIGNATURE

--------------------------------------------
TITLE

--------------------------------------------
DATE

--------------------------------------------------------------------------------
BANK USE ONLY

Received by:
             -------------------------------
                    AUTHORIZED SIGNER

Date:
      --------------------------------------

Verified:
          ----------------------------------
                   AUTHORIZED SIGNER

Date:
      --------------------------------------

Compliance Status          Yes     No

--------------------------------------------------------------------------------

                                    EXHIBIT D

                        FORM OF LOAN AGREEMENT SUPPLEMENT

                       LOAN AGREEMENT SUPPLEMENT No. [__]

         LOAN AGREEMENT SUPPLEMENT No. [ ], dated ______________, 200___ ("Supplement"), to the Loan and Security Agreement dated as of May 17, 2000 (the "Loan Agreement) by and between the undersigned ("Borrower"), and Silicon Valley Bank ("Bank").

         Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.

         To secure the prompt payment by Borrower of all amounts from time to time outstanding under the Loan Agreement, and the performance by Borrower of all the terms contained in the Loan Agreement, Borrower grants Bank, a first priority security interest in each item of equipment and other property described in Annex A hereto, which equipment and other property shall be deemed to be additional Financed Equipment and Collateral. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

         Annex A (Equipment Schedule) and Annex B (Loan Terms Schedule) are attached hereto.

         The proceeds of the Loan should be transferred to Borrower's account with Bank set forth below:

                  Bank Name:     Silicon Valley Bank
                  Account No.:
                                 -------------------

         Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Bank to endorse in its respective books and records;
(b) the representations and warranties made by Borrower in the Loan Agreement are true and correct on the date hereof and will be true and correct on such Funding Date. No Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrower and Bank in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         This Supplement is delivered as of this day and year first above written.

SILICON VALLEY BANK                        ARRAY BIOPHARMA INC.

By:                                        By:
    --------------------------------           ---------------------------------

Name:                                      Name:
      ------------------------------             -------------------------------

Title:                                     Title:
       -----------------------------              ------------------------------

Annex A - Description of Financed Equipment
Annex B - Loan Terms Schedule

                              Annex A to Exhibit D

         The Financed Equipment being financed with the Equipment Advance which this Loan Agreement Supplement is being executed is listed below. Upon the funding of such Equipment Advance, this schedule automatically shall be deemed to be a part of the Collateral.

Description of Equipment       Make        Model       Serial #        Invoice #

                              Annex B to Exhibit D

                          LOAN TERMS SCHEDULE #
                                               --------

Loan Funding Date:             , 200
                   ------------     --

Original Loan Amount: $
                       ------------

Scheduled Principal Payment Dates and Amounts*:

       One (1) payment of $        due
                            -------     --------------

             payment of $       due monthly in advance from       through      .
       -----             ------                             -----         -----

       One (1) payment of $        due
                           -------     --------------

Maturity Date:
               ------------

Payment No.            Payment Date

1

2

3

4

 . . .

35

[36]

 . . .

*/ The amount of each Scheduled Principal Payment will change as the Loan Amount changes.

            Please note that this Loan has a floating interest rate.

                                    EXHIBIT E

                                 BORROWER'S PLAN